Exhibit 99
DEARBORN BANCORP REPORTS FIRST QUARTER PROFIT
     DEARBORN, Michigan, April 19, 2011 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported a net income of $154,000 or $0.02 per fully diluted common share for the three months ended March 31, 2011 compared to a net income of $1,128,000 or $0.15 per share for the three months ended March 31, 2010. The Company’s Shareholders’ Equity of $26,994,000 equates to a tangible book value of $3.51 per share compared to the market closing price of $1.42 on March 31, 2011. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at March 31, 2011.
     At March 31, 2011 the Company’s total assets were $896,994,000 compared to $970,669,000 at March 31, 2010. Total loans were intentionally reduced from $813,961,000 to $718,187,000. Total deposits declined from $852,017,000 to $794,153,000. Cash and cash equivalents increased from $79,002,000 to $103,310,000, and securities available for sale increased from $46,267,000 to $53,117,000. During the last year, the Company has continued to focus on strategically reducing loan balances to conserve capital while increasing the liquidity of the balance sheet.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “The Bank continues to generate solid core earnings. First quarter 2011 earnings were $154,000 net after expenses of $1,395,000 in loan loss provision, $326,000 in write-downs of other real estate owned, $1,180,000 in defaulted loan expense and $950,000 in FDIC insurance premiums. Net charge-offs for the first quarter of 2011 declined to $1,395,000 compared to $4,937,000 for the first quarter for 2010. Non-performing loans remain unacceptably high at $120,688,000. Included in this category are $42,205,000 of restructured troubled debt loans which are current according to their restructured terms.”
     Mr. Ross continued, “The net interest margin grew to 3.96% for the quarter ended March 31, 2011 compared to 3.47% a year ago, primarily as a result of improved deposit pricing. Additionally, management continues to maintain tight control over operating expenses in the areas of wages, occupancy, marketing, stationery and supplies, data processing as well as certain discretionary expenses.
     Ross concluded, “We are beginning to see the results of declining Michigan unemployment which is now at 10.7% at March 31, 2011 down from 14.6% as of December 31, 2009. While we are showing some positive signs in 2011, the determining factor as to whether the Company can be solidly profitable in future quarters remains dependent upon the appraised value of collateral and level of charge-offs and write-downs. Thus, our primary concerns for 2011 are the recovery of the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 16 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Unaudited		Unaudited
(Dollars, in thousands)	3/31/2011	12/31/2010	3/31/2010
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,454	$6,645	$8,047
Federal funds sold	55	55	57
Interest bearing deposits with banks	95,801	87,075	70,898

Total cash and cash equivalents	103,310	93,775	79,002

Mortgage loans held for sale	749	353	758
Securities available for sale	53,117	54,811	46,267
Federal Home Loan Bank stock	3,605	3,605	3,698
Loans
Loans	718,187	735,851	813,961
Allowance for loan losses	(27,971)	(27,971)	(30,288)

Net loans	690,216	707,880	783,673

Premises and equipment, net	18,969	19,195	19,973
Real estate owned	22,120	21,502	24,467
Accrued interest receivable	3,310	3,286	3,595
Other assets	1,598	11,277	9,266

Total assets	$896,994	$915,684	$970,699

LIABILITIES
Deposits
Non-interest bearing deposits	$95,076	$88,266	$86,407
Interest bearing deposits	699,077	723,835	765,610

Total deposits	794,153	812,101	852,017

Other liabilities
Federal Home Loan Bank advances	63,668	63,716	63,799
Accrued interest payable	1,079	1,056	956
Other liabilities	1,100	1,852	747
Subordinated debentures	10,000	10,000	10,000

Total liabilities	870,000	888,725	927,519

STOCKHOLDERS’ EQUITY
Common stock — no par value 100,000,000 shares authorized, 7,685,706 shares at 3/31/11, 7,685,706 shares at 12/31/10 and 7,687,470 shares at 3/31/10	132,163	132,083	131,960
Retained earnings	(103,944)	(104,099)	(88,721)
Accumulated other comprehensive loss	(1,225)	(1,025)	(59)

Total stockholders’ equity	26,994	26,959	43,180

Total liabilities and stockholders’ equity	$896,994	$915,684	$970,699

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended	Three Months Ended
(In thousands, except share data)	3/31/2011	3/31/2010
Interest income
Interest on loans	$10,369	$11,778
Interest on securities, available for sale	442	168
Interest on deposits with banks	136	37
Interest on federal funds	1	1

Total interest income	10,948	11,984

Interest expense
Interest on deposits	2,119	3,543
Interest on other liabilities	260	386

Total interest expense	2,379	3,929

Net interest income	8,569	8,055
Provision for loan losses	1,395	100

Net interest income after provision for loan losses	7,174	7,955

Non-interest income
Service charges on deposit accounts	318	343
Fees for other services to customers	35	36
Gain on the sale of loans	22	58
Gain on the sale of securities	—	69
Loss on the sale of real estate owned	(76)	(11)
Loss on the write-down of real estate owned	(326)	(656)
Other income	102	102

Total non-interest income (loss)	75	(59)

Non-interest expense
Salaries and employee benefits	3,190	3,119
Occupancy and equipment expense	782	854
FDIC assessment	950	950
Advertising and marketing	33	27
Stationery and supplies	79	72
Professional services	213	166
Data processing	194	186
Defaulted loan expense	1,180	1,035
Other operating expenses	474	359

Total non-interest expense	7,095	6,768

Income before federal income tax expense	154	1,128
Income tax expense	0	0

Net income	$154	$1,128

Per share data:
Net income — basic	0.02	0.15
Net income — diluted	0.02	0.15

Weighted average number of shares outstanding — basic	7,645,940	7,645,940
Weighted average number of shares outstanding — diluted	7,645,940	7,645,940

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
EARNINGS SUMMARY
Net interest income	$8,569	$8,818	$8,750	$8,456	$8,055
Provision for loan loss	$1,395	$3,575	$500	$11,803	$100
Total non-interest income	$75	($888)	$18	($3,077)	($59)
Total non-interest expense	$7,095	$7,022	$7,537	$7,205	$6,768
Income taxes (benefit)	$0	($288)	$100	$0	$0
Net income (loss)	$154	($2,379)	$631	($13,629)	$1,128
Basic earnings per share	$0.02	($0.31)	$0.08	($1.78)	$0.15
Diluted earnings per share	$0.02	($0.31)	$0.08	($1.78)	$0.15

MARKET DATA
Book value per share	$3.51	$3.51	$3.92	$3.90	$5.62
Tangible book value per share	$3.51	$3.51	$3.92	$3.90	$5.62
Market value per share	$1.42	$1.65	$1.79	$1.87	$1.11
Average basic common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Average diluted common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Period end common shares	7,685,706	7,685,705	7,685,705	7,685,705	7,687,470

PERFORMANCE RATIOS
Return on average assets	0.07%	-1.02%	0.27%	-5.67%	0.44%
Return on average equity	2.21%	-29.72%	7.92%	-123.92%	10.50%
Net interest margin (FTE)	3.96%	3.93%	3.89%	3.68%	3.47%
Efficiency ratio	78.43%	74.47%	77.18%	79.80%	78.13%

ASSET QUALITY
Net charge-offs (YTD)	$1,395	$23,132	$17,697	$15,454	$4,937
Nonperforming loans	$120,688	$115,090	$112,000	$113,676	$114,027
Other real estate	$22,120	$21,502	$25,043	$23,976	$24,467
Nonperforming loans to total loans	16.80%	15.64%	14.72%	14.52%	14.01%
Nonperforming assets to total assets	15.92%	14.92%	14.95%	14.75%	14.27%
Allowance for loan loss to total loans	3.89%	3.80%	3.92%	4.03%	3.72%

CAPITAL & LIQUIDITY
Average equity to average assets	3.12%	3.42%	3.41%	4.58%	4.17%
Tier 1 capital to risk weighted assets	5.20%	4.91%	4.96%	4.63%	6.25%
Total capital to risk weighted assets	6.49%	6.19%	6.24%	6.07%	7.50%
Loan to deposit ratio	90.43%	90.61%	93.98%	94.61%	95.53%
Loan to funding ratio	83.72%	84.02%	87.12%	87.84%	88.88%

END OF PERIOD BALANCES
Total portfolio loans	$718,187	$735,851	$760,683	$783,032	$813,961
Earning assets	$871,514	$881,750	$881,847	$901,519	$935,639
Total assets	$896,994	$915,684	$916,731	$933,113	$970,699
Deposits	$794,153	$812,101	$809,418	$827,664	$852,017
Total shareholders’equity	$26,994	$26,959	$30,154	$29,963	$43,180

AVERAGE BALANCES
Total portfolio loans	$729,132	$750,443	$772,662	$801,464	$826,188
Earning assets	$880,384	$893,065	$892,406	$926,477	$941,959
Total assets	$907,609	$928,838	$926,017	$963,919	$1,045,938
Deposits	$802,646	$820,714	$818,691	$844,001	$854,071
Total shareholders’equity	$28,278	$31,761	$31,593	$44,114	$43,567

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,454	$6,645	$7,136	$7,088	$8,047
Federal funds sold	55	55	56	57	57
Interest bearing deposits with banks	95,801	87,075	70,216	67,056	70,898

Total cash and cash equivalents	103,310	93,775	77,408	74,201	79,002

Mortgage loans held for sale	749	353	572	1,169	758
Securities	53,117	54,811	46,622	46,507	46,267
Federal Home Loan Bank stock	3,605	3,605	3,698	3,698	3,698
Loans
Loans	718,187	735,851	760,683	783,032	813,961
Allowance for loan loss	(27,971)	(27,971)	(29,831)	(31,574)	(30,288)

Net loans	690,216	707,880	730,852	751,458	783,673

Bank premises and equipment, net	18,969	19,195	19,415	19,724	19,973
Other real estate	22,120	21,502	25,043	23,976	24,467
Other intangible assets	—	—	—	—	—
Accrued interest receivable	3,310	3,286	3,301	3,181	3,595
Other assets	1,598	11,277	9,820	9,199	9,266

Total assets	$896,994	$915,684	$916,731	$933,113	$970,699

LIABILITIES
Deposits
Non-interest bearing deposits	$95,076	$88,266	$87,205	$91,447	$86,407
Interest bearing deposits	699,077	723,835	722,213	736,217	765,610

Total deposits	794,153	812,101	809,418	827,664	852,017

Other liabilities
Federal Home Loan Bank advances	63,668	63,716	63,716	63,799	63,799
Other liabilities	1,100	1,692	972	942	956
Accrued interest payable	1,079	1,216	2,471	745	747
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	870,000	888,725	886,577	903,150	927,519

Total stockholders’ equity	26,994	26,959	30,154	29,963	43,180

Total liabilities and stockholders’ equity	$896,994	$915,684	$916,731	$933,113	$970,699

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

	Quarter ended
(Dollars, in thousands)	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
INTEREST INCOME
Interest on loans, including fees	$10,369	$11,026	$11,328	$11,536	$11,778
Interest on other earning assets	579	487	391	221	206

Total interest income	10,948	11,513	11,719	11,757	11,984

INTEREST EXPENSE
Interest on deposits	2,119	2,381	2,578	2,925	3,543
Interest on other liabilities	260	314	391	376	386

Total interest expense	2,379	2,695	2,969	3,301	3,929

Net interest income	8,569	8,818	8,750	8,456	8,055
Provision for loan loss	1,395	3,575	500	11,803	100

Net interest income (loss) after provision for loan loss	7,174	5,243	8,250	(3,347)	7,955

NON-INTEREST INCOME
Deposit service charges	353	388	401	429	379
Gain on the sale of loans	22	101	54	66	58
Loss on the sale or write-down of real estate	(402)	(1,499)	(998)	(3,650)	(667)
Other	102	122	561	78	171

Total non-interest income (loss)	75	(888)	18	(3,077)	(59)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,190	3,189	3,050	3,078	3,119
Occupancy and equipment expense	782	767	857	777	854
Other expense	3,123	3,066	3,630	3,350	2,795

Total non-interest expense	7,095	7,022	7,537	7,205	6,768

Income (loss) before income tax provision	154	(2,667)	731	(13,629)	1,128
Income tax provision (benefit)	0	(288)	100	0	0

Net income (loss)	$154	($2,379)	$631	($13,629)	$1,128

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	March 31
Category	2011	2010
Non-interest bearing
Demand	$95,075	$86,407

Interest bearing
Interest Checking	$71,853	$79,566
Money market	56,274	57,864
Savings	43,101	44,992
Time, under $100,000	277,615	296,370
Time, $100,000 and over	250,235	286,818

	699,078	765,610

	$794,153	$852,017

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Troubled debt restructuring	$48,499	$48,527	$39,714	$38,530	$31,737
Loans over 90 days past due and still accruing	236	—	—	—	1,127
Non-accrual loans	71,953	66,563	72,286	75,146	81,163

Total non-performing loans	120,688	115,090	112,000	113,676	114,027
Other real estate and other repossessed assets	22,120	21,502	25,043	23,976	24,467

Total non-performing assets	$142,808	$136,592	$137,043	$137,652	$138,494

Net charge-offs (year to date)	$1,395	$23,132	$17,697	$15,454	$4,937
Allowance for loan losses	27,971	27,971	29,831	31,574	30,288
ASSET QUALITY RATIOS

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Non-accrual loans to total loans	10.02%	9.05%	9.50%	9.60%	9.97%
Non-performing loans to total loans	16.80%	15.64%	14.72%	14.52%	14.01%
Non-performing assets to total assets	15.92%	14.92%	14.95%	14.75%	14.27%
Loans over 90 days past due and still accruing to total loans	0.03%	—%	—%	—%	0.14%
Net charge-offs to average loans	0.19%	2.94%	2.21%	1.90%	0.60%
Allowance for loan losses to non-performing loans	23.18%	24.30%	26.63%	27.78%	26.56%
Allowance for loan losses to non-performing assets	19.59%	20.48%	21.77%	22.94%	21.87%
Allowance for loan losses to total loans	3.89%	3.80%	3.92%	4.03%	3.72%

Dearborn Bancorp, Inc.
Loan Information at March 31, 2011

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/11	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$25,477	$23,056	$0	$242	$0	$2,179	$1,258	($8)	$114
Commercial Loans	106,859	86,091	5,071	2,080	0	13,617	5,943	125	3,310
Land Development — Residential	23,849	10,979	1,980	0	0	10,890	2,309	68	7,791
Land Development — Non Residential	9,596	3,422	4,000	231	0	1,943	1,813	0	1,760
Commercial Construction Loans — Residential	9,835	71	2,462	0	0	7,302	2,015	268	1,405
Commercial Construction Loans — Non Residential	13,222	1,420	11,544	0	0	258	2,179	58	1,314
Commercial Mortgage Loans	491,819	424,535	23,442	8,804	236	34,802	12,307	785	5,886
Residential Mortgage Loans	37,530	36,180	0	388	0	962	147	99	540

Totals	$718,187	$585,754	$48,499	$11,745	$236	$71,953	$27,971	$1,395	$22,120

Loan Information at December 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$25,871	$24,123	$0	$215	$0	$1,533	$1,115	$816	$114
Commercial Loans	121,015	100,252	5,600	1,475	0	13,688	6,571	6,055	3,125
Land Development — Residential	21,975	7,995	2,076	0	0	11,904	1,757	10,003	6,829
Land Development — Non Residential	9,970	4,236	0	4,000	0	1,734	972	300	1,786
Commercial Construction Loans — Residential	10,613	388	2,462	0	0	7,763	2,467	1,886	1,405
Commercial Construction Loans — Non Residential	12,568	706	11,545	0	0	317	2,674	36	1,314
Commercial Mortgage Loans	495,501	427,587	26,844	12,612	0	28,458	12,102	3,833	6,383
Residential Mortgage Loans	38,338	37,172	0	0	0	1,166	313	203	546

Totals	$735,851	$602,459	$48,527	$18,302	$0	$66,563	$27,971	$23,132	$21,502

Loan Information at September 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$27,391	$25,476	$0	$1,015	$0	$900	$586	$588	$114
Commercial Loans	126,573	104,470	5,780	2,728	0	13,595	7,937	3,643	2,695
Land Development — Residential	26,668	9,091	1,980	0	0	15,597	3,668	7,496	6,917
Land Development — Non Residential	9,374	8,056	0	0	0	1,318	863	300	1,786
Commercial Construction Loans — Residential	11,407	336	2,450	0	0	8,621	2,691	1,739	1,290
Commercial Construction Loans — Non Residential	17,370	14,170	3,200	0	0	0	1,985	36	1,948
Commercial Mortgage Loans	501,059	433,191	26,304	11,936	0	29,628	11,806	3,736	9,677
Residential Mortgage Loans	40,841	37,878	0	336	0	2,627	295	159	616

Totals	$760,683	$632,668	$39,714	$16,015	$0	$72,286	$29,831	$17,697	$25,043

Loan Information at June 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,017	$26,782	$0	$184	$0	$1,051	$1,176	$386	$114
Commercial Loans	134,199	108,465	6,916	4,684	0	14,134	5,037	2,664	2,012
Land Development — Residential	29,233	9,506	1,980	746	0	17,001	2,437	7,171	6,034
Land Development — Non Residential	9,427	8,108	0	0	0	1,319	1,815	300	1,786
Commercial Construction Loans — Residential	11,060	687	2,160	0	0	8,213	2,516	1,711	1,525
Commercial Construction Loans — Non Residential	17,935	14,402	3,200	0	0	333	4,413	36	2,869
Commercial Mortgage Loans	511,265	441,566	24,274	14,895	0	30,530	13,833	3,005	8,786
Residential Mortgage Loans	41,896	39,248	0	83	0	2,565	347	181	850

Totals	$783,032	$648,764	$38,530	$20,592	$0	$75,146	$31,574	$15,454	$23,976

Loan Information at March 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,623	$27,578	$0	$121	$0	$924	$1,041	$319	$127
Commercial Loans	141,338	113,803	7,412	7,374	0	12,749	3,663	1,506	2,441
Land Development — Residential	36,089	10,701	1,628	500	0	23,260	3,883	1,283	8,286
Land Development — Non Residential	9,711	7,026	0	0	1,127	1,558	1,055	229	1,802
Commercial Construction Loans — Residential	12,164	687	1,904	0	0	9,573	2,534	905	1,636
Commercial Construction Loans — Non Residential	20,813	17,943	0	0	0	2,870	4,246	36	0
Commercial Mortgage Loans	521,701	464,202	20,793	8,843	0	27,863	13,354	550	9,458
Residential Mortgage Loans	43,522	40,388	0	768	0	2,366	512	109	718

Totals	$813,961	$682,328	$31,737	$17,606	$1,127	$81,163	$30,288	$4,937	$24,468